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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 7, 2001


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             1-2493                                      13-5482050
      (Commission File Number)              (I.R.S. Employer Identification No.)



 100 S.E. Second Street, Miami, Florida                      33131
(Address of principal executive offices)                   (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)





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         New Valley Corporation ("New Valley") hereby amends its Current
Report on Form 8-K, originally filed with the Securities and Exchange Commission on May 22, 2001 reporting the acquisition on May 7, 2001 by a subsidiary of New Valley of a controlling interest in Ladenburg Thalmann Financial Services Inc. (formerly known as GBI Capital Management Corp.) ("LTS").

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Item 2 is hereby amended to add the following:

         On August 31, 2001, pursuant to the terms of the adjustment provisions contained in the previously reported Stock Purchase Agreement (the "Purchase Agreement"), dated February 8, 2001, as amended, among LTS, New Valley, New Valley Capital Corporation (formerly known as Ladenburg, Thalmann Group Inc.) ("NVCC"), Berliner Effektengesellschaft AG and Ladenburg Thalmann & Co. Inc.:

         o LTS issued 4,034,462 additional shares of Common Stock to New Valley; and

         o the conversion price of the senior convertible promissory note issued by LTS to New Valley was decreased from $2.60 to approximately $2.08.

As a result of the adjustment provisions of the Purchase Agreement, New Valley now beneficially owns approximately 57.6% of LTS' Common Stock.

         On the same date, LTS entered into an Amendment No. 2 to the Purchase Agreement (the "Second Amendment"). A copy of the Second Amendment is incorporated by reference as an exhibit hereto. The Second Amendment provides that LTS may be required to issue an additional number of shares of Common Stock to New Valley and Berliner, and the conversion price of the notes issued by LTS to New Valley and Berliner may be required to be decreased, on or about May 7, 2003, pending a final resolution of litigation adjustments.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

     10.7 Amendment No. 2 to Stock Purchase Agreement, dated August 31, 2001, by and among Ladenburg Thalmann Financial Services Inc., New Valley Corporation, New Valley Capital Corporation, Berliner Effektengesellschaft AG and Ladenburg, Thalmann & Co. Inc. (incorporated by reference to Exhibit 4.1 in LTS' Current Report on Form 8-K dated August 31, 2001).


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEW VALLEY CORPORATION



                                 By: /s/ J. Bryant Kirkland III
                                 -----------------------------------------
                                     J. Bryant Kirkland III
                                     Vice President and Chief Financial Officer


Date:  September 11, 2001








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